UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - September 5, 2014

IEC ELECTRONICS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513
(Address of principal executive offices)(Zip code )

(315) 331-7742
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4    Matters Related to Accountants and Financial Statements
Item 4.01    Changes in Registrant's Certifying Accountant

IEC Electronics Corp. (the “Company”) was notified on September 5, 2014 by its current independent registered accounting firm, EFP Rotenberg, LLP (“EFPR”), that EFPR will not serve as the Company’s independent accounting firm for the Company’s fiscal year 2015. The Company understands the basis for their decision is that EFPR has made a strategic decision to serve public companies in roles other than as independent auditor.
EFPR will continue its engagement to complete the audit for the Company’s fiscal year 2014, ending September 30, 2014, as previously presented to and agreed with the Company’s Audit Committee. In addition, EFPR has informed the Company that it will cooperate and assist with an orderly transition of audit firms when such takes place. The Company has undertaken a process to select a new independent registered accounting firm, and expects to have a new firm in place during the Company’s first fiscal quarter ending December 26, 2014.
EFPR’s reports on the financial statements of the Company for each of the past two fiscal years have neither contained an adverse opinion or a disclaimer of opinion, nor been qualified or modified as to uncertainty, audit scope or accounting principles. During the past two fiscal years and the interim periods preceding the date on which EFPR notified the Company that it will decline to stand for re-election, there were no disagreements with EPFR on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EFPR, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.
The Company provided EFPR with a copy of the disclosures made in this Current Report on Form 8-K and requested that EFPR furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the disclosures. A copy of such letter, dated September 10, 2014, is filed as Exhibit 16.1 to this report.

Section 7    Regulation FD
Item 7.01    Regulation FD Disclosure

On September 11, 2014, the Company issued a press release announcing the matters described in Item 4.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Section 9    Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit 16.1        Letter from EFP Rotenberg, LLP dated September 10, 2014
Exhibit 99.1        Press Release Issued by IEC Electronics Corp. on September 11, 2014

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing. Neither the filing or furnishing of any exhibit to this report nor the inclusion in such exhibit of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at the Company’s Internet address is not part of this report.
This Current Report on Form 8-K and the Exhibits attached hereto contain certain statements that are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934, and are made in reliance upon the protections provided by such Acts for forward-looking statements. These forward-looking statements (such as when the Company describes what it “believes”, “expects”, or “anticipates” will occur, and other similar statements) include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect the Company’s current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements.

The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements: business conditions and growth or contraction in the Company’s customers' industries, the electronic manufacturing services industry and the general economy; variability of the Company’s operating results; the Company’s ability to control its material, labor and other costs; the Company’s dependence on a limited number of major customers; the potential consolidation of the Company’s customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; uncertainties as to availability and timing of governmental funding for the Company’s customers; the types and mix of sales to the Company’s customers; the Company’s ability to assimilate acquired businesses and to achieve the anticipated benefits of such acquisitions; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting the Company’s customers, the Company’s industry and business generally; failure or breach of the Company’s information technology systems; natural disasters; and other factors that the Company may not have currently identified or quantified. Additional risks and uncertainties resulting from the restatement of the Company’s financial statements included in the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission (“SEC”) on July 3, 2013 and in the Company’s Form 10-Q/A filed on the same date are described in detail in the Company’s Form 10-K for the fiscal year ended September 30, 2013 filed with the SEC on December 24, 2013 (the “2013 Form 10-K”). Any one or more of such risks and uncertainties could have a material adverse effect on the Company or the value of its common stock. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see Part I including the "Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections, in the 2013 Form 10-K, as well as the Company’s subsequent reports filed with the SEC.

All forward-looking statements included in this Form 8-K and the Exhibits attached hereto are made only as of the date of this Form 8-K. The Company does not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which it hereafter become aware of. New risks and uncertainties arise from time to time and the Company cannot predict these events or how they may affect it. When considering these risks, uncertainties and assumptions, you should keep in mind the cautionary statements contained in this Form 8-K and any documents incorporated herein by reference. You should read this Form 8-K and the documents that the Company incorporates by reference into this Form 8-K completely and with the understanding that the Company’s actual future results may be materially different from what it expects. All forward-looking statements attributable to the Company are expressly qualified by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: September 11, 2014	By:	/s/ Michael T. Williams
Michael T. Williams
Chief Financial Officer